UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )
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BurgerFi International, Inc.
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Your control number Your vote matters! Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report on Form 10-K Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting To Be Held On June 6, 2024 For Stockholders of record as of April 9, 2024 To order paper or an e-mail copy of materials for this and/or future stockholder meetings, use one of the following methods. Internet: www.investorelections.com/BFI Call: 1-866-648-8133 Email: paper@investorelections.com * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Copyright © 2024 BetaNXT, Inc. or its affiliates. All Rights Reserved BurgerFi International, Inc. Annual Meeting of Stockholders Thursday, June 6, 2024 10:00 AM, Eastern Time Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/BFI for more details. You must register to attend the meeting online and/or participate at www.proxydocs.com/BFI For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting online go to www.proxydocs.com/BFI To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. This communication presents only an overview of the more complete proxy materials, which contain important information and are available to you on the Internet or by mail. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review the proxy materials before voting. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. View the notice, proxy statement and annual report online or, if you want to receive a paper or e-mail copy of the proxy materials for this and/or future stockholder meetings, you may request one prior to May 27, 2024. Unless requested, you will not otherwise receive a paper or email copy. There is no charge to you for requesting a copy. styleINA P.O. BOX 8016, CARY, NC 27512-9903 SEE REVERSE FOR FULL AGENDA Scan QR for digital voting

PROPOSAL 1. To elect two Class B directors of the Company, each for a term of three years or until their successors are duly elected and qualified or until their earlier resignation or removal; 1.01 Vivian Lopez-Blanco 1.02 Allison Greenfield 2. To ratify the appointment of KPMG LLP as the independent registered public accounting firm of the Company for the 2024 fiscal year; 3. To approve, on an advisory basis, the compensation of the Company’s named executive officers; 4. To approve, on an advisory basis, the frequency of future votes on the compensation of the Company's named executive officers; and 5. To transact any other business that is properly presented at the Annual Meeting or any adjournments or postponements of the Annual Meeting. FOR PROPOSALS 1, 2 AND 3 AND 1 YEAR FOR PROPOSAL 4 BurgerFi International, Inc. Annual Meeting of Stockholders